THE CANANDAIGUA FUNDS

                           FINANCIAL STATEMENTS AS OF

                                DECEMBER 31, 1998

                                  TOGETHER WITH

                        REPORT OF INDEPENDENT ACCOUNTANTS

Dear Shareholder:

THE EQUITY FUND

           The Equity fund was up 17.53% in 1998, compared with the S&P 500 and the CDA Weisenberger Domestic Growth Fund peer group performance of 28.6% and 19.5%, respectively. The largest companies within the index dominated the S&P 500 performance. Ten stocks accounted for almost half of the performance for the entire index (Microsoft, WorldCom, Wal-Mart, Intel, Cisco, General Electric, Lucent, IBM, Dell and Pfizer). The market capitalization weighted index was up 28.6%, while the average stock in the index was up only 11%. It is our hope that our investors realize that being up "only 11%" for the year is still better than the long-term average stock return over the past thirty years and that many investors' expectations for consistent returns of more that 20% per year might be unrealistic. At some point we expect the average returns in the equity market to revert to the longer-term average rates of return. This "return to reality" will occur only when we return to the historical average for inflation, domestic economic growth and a commensurately higher real interest rate environment. Until these key factors change from their unprecedented levels, we continue to be very enthusiastic about the investment opportunities in the equity markets.

           An interesting aspect about evaluating the investment performance of the S&P 500 is the fact that the impact of a few stocks has such an enormous impact on the index as a whole. This fact impairs the primary reason for using an index as a performance benchmark. A common error is to assume that the performance of the S&P 500 is representative of the "market" rather than the performance of the aforementioned behemoths. The cumulative performance of the ten largest companies in the S&P 500 index (Microsoft, General Electric, Intel, Wal-Mart, Merck, Pfizer, Exxon, IBM, Coca-Cola and Cisco Systems) have a bigger impact on the performance of the index as a whole than does the combined influence of the bottom 350 companies in the index. The 30 largest companies represent approximately 40% of the value of index as a whole. The Russell 2000, which measures the performance of 2000 companies with an average capitalization of approximately $421 million (commonly referred to as "small capitalization" companies), lost more than 2.5% for 1998. In summary, the performance of a few very large firms has masked the performance of the "market" as a whole, and in some instances masked some rather dramatic losses across a variety of indices and economic sectors. Thus, portfolio managers who had diversified holdings, that included companies outside of the very largest companies in the marketplace, were assured to underperform the "market" as defined by the S&P 500 index. We believe that there continue to be wonderful investment opportunities outside of the fifty largest capitalization companies and will continue to diversify the portfolio to take advantage of these opportunities. However, we also recognize that investors continue to place a premium on the Goliaths in the index due to the liquidity provided in their daily trading volumes and have begun to selectively increase our exposure to these firms. This process may change at our determination but at the time we are writing to you, we are increasing our large capitalization exposure.

THE BOND FUND

           The Bond fund was up 9.05% compared with the Lehman Brothers Intermediate Government/Corporate Bond Index and the CDA Weisenberger General Investment Grade Bond Fund Peer Group performance of 8.43% and 7.18%, respectively. As we suggested in our semi-annual report, the inverted yield curve suggested that investors were anticipating a cut in interest rates by the Federal Reserve and in fact the Fed cut the Federal Funds rate three times. Over the past few weeks we have seen the entire yield curve back-up around 50 basis points over concerns that the domestic economic growth rate is expanding too quickly and the labor markets are too tight to retain the current low inflation rate environment. We believe that the benchmark thirty-year Treasury bond will trade in a range between 5.5% and 4.75%. We don't believe that the Fed will cut interest rates again this year unless there are some unforseen shocks in the international marketplace. Domestic economic growth will continue to be strong as domestic consumption gets another boost from tax returns that, based on preliminary data, would appear to be affecting more tax payers and in larger refund amounts. Typically, these tax refunds are used as downpayments on automobiles, appliances or specialty retail purchases and we would expect 1999 second quarter gross domestic product growth to reflect this higher spending.

           The Bond fund finished the year with a weighted average maturity of
5.27 years and was almost equally weighted between U.S. Treasury securities and corporate bond issuance. If the yield curve continues its recent trend to becoming more positively sloped with an improved sentiment toward stable economic growth, there may be opportunities to both extend the weighted average maturity and shift the balance more toward the corporate debt market, to improve the overall performance of the portfolio. We do not anticipate generating a similar return as last year without the help of further interest rate cuts by the Federal Reserve. Absent that stimulus and our anticipation that the credit markets will remain range bound, we would expect a slightly lower level of performance for the bond market in 1999.

OVERVIEW FOR 1999

           1998 was an extraordinary year in the capital markets due to a number of events that we believe to be one-time non-recurring shocks to the financial system. First, the spread of the Asian financial crisis around the globe almost spread to a small segment of the domestic financial markets due to the lack of supervision and the lax regulatory constraints imposed on investment partnerships, better known as hedge funds, in this country. Hedge funds are capable of using derivative securities, complex trading strategies and leverage to generate enormous returns from relatively small movements in the underlying securities markets. Unfortunately, leverage can work to your disadvantage as the managers of the Long Term Capital hedge fund discovered in the fall of 1998. The financial difficulties experienced in emerging markets around the world were demonstrated by the fall from grace of funds that focus their investment activity in those regions. Emerging Markets and investments in those funds that had generally spectacular results in 1997 were pounded in 1998. For example, the Lexington Troika Dialog Russia Fund had a 1997 performance of up 67.40 percent but lost almost 83 percent in 1998.

           Secondly, the collapse of oil prices had negative earnings ramifications for the all of the companies in the energy sector. OPEC members continued to fail in their attempts to maintain production discipline while the global economic slowdown, excluding the United States, dampened global demand for petroleum products. While we would not expect the price of oil to have a similar fall in 1999, it is difficult to believe that there will be a rebound in this industry to pre-1998 levels. The largest and best known companies in the energy production and drilling segment are currently trading at about half their 52-week high and would appear to have limited upside potential until the oil markets find some positive catalyst. Interestingly, the performance of Microsoft in the S&P 500 index carries more significance than the cumulative performance of Exxon, Royal Dutch Petroleum, Mobil and Chevron.

           Lastly, the United AutoWorkers' strike at General Motors for fifty-three days at mid-year had a meaningful and negative impact on GM's earnings. As we don't anticipate a repeat of this strike, tax refunds appear to be larger and more plentiful, we believe that the automobile industry could enjoy a stronger 1999.

YEAR 2000

           There has been a fair amount of discussion in the media about the potential for problems occurring in information technology as a result of software programming that is ill equipped to recognize date changes from 1999 to 2000. We are in contact with our vendors to determine what impact the year 2000 issue will have on our systems. At this point, we don't believe there will be any effect on our systems due to this change but we will continue to review the situation throughout the year and will report back to you at our semi-annual report. If we approach this situation with a clear and calm perspective, perhaps there will be attractive investment opportunities that result from the intense media attention to this topic that is sure to grow as we progress through the year.

Sincerely,



Robert J. Swartout
Vice President and Investment Officer
The Canandaigua National Bank and Trust Company

CANANDAIGUA EQUITY FUND PERFORMANCE


                  EQUITY FUND       WEISENBERGER          S&P 500
                  CANANDAIGUA     GROWTH-DOMESTIC-    COMPOSITE INDEX
                  EQUITY FUND         MF VALUE        WITH DIVIDENDS

9/9/92             10,000             10,000             10,000
1992               10,250             10,905             10,504
1993               10,840             12,200             11,557
1994               10,900             12,024             11,710
1995               13,710             15,772             16,109
1996               16,680             16,819             19,808
1997               19,400             23,459             26,418
1998               22,800             27,953             33,904


CANANDAIGUA BOND FUND PERFORMANCE

                                   WEISENBERGER       LEHMAN BROTHERS
                               CORPRATE-INVESTMENT      INTERMEDIATE
                  BOND FUND      GRADE-MF VALUE     GOVT/CORPORATE INDEX

9/9/92             10,000             10,000             10,000
1992               10,060              9,971              9,954
1993               10,320             11,333             10,840
1994                9,980             10,774             10,631
1995               12,160             12,804             12,261
1996               12,540             13,188             12,758
1997               13,530             14,352             13,761
1998               14,754             15,383             14,920





                              THE CANANDAIGUA FUNDS

                           FINANCIAL STATEMENTS AS OF
                                DECEMBER 31, 1998


                                TABLE OF CONTENTS



                                                                           PAGE

Report of Independent Accountants                                             1

Statement of Assets and Liabilities as of December 31, 1998                   2

Statement of Operations for the Year Ended
   December 31, 1998                                                          3

Statements of Changes in Net Assets for the Years Ended
   December 31, 1998 and 1997                                                 4

Schedule of Fund Investments as of December 31, 1998:
   - Bond Fund                                                                6
   - Equity Fund                                                              9

Notes to Financial Statements                                                12

Selected Per-Share Data and Ratios/Supplemental Data:
   - Bond Fund                                                               19
   - Equity Fund                                                             20

                              THE CANANDAIGUA FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                                               FUND

                                                                     BOND             EQUITY

                   ASSETS
INVESTMENT SECURITIES, AT MARKET (bond fund cost -
   $861,212; equity fund cost - $18,932,946)                      $ 895,913         $22,889,813
                                                                  ---------         -----------

CASH AND CASH EQUIVALENT                                             46,510             598,668
                                                                  ---------         -----------

RECEIVABLES FOR:

   Sales of fund's shares                                               -                 4,793
   Sale of investments                                                  -               557,856
   Dividends and accrued interest                                    15,162              19,283
                                                                  ---------         -----------

           Total receivables                                         15,162             581,932
                                                                  ---------         -----------

PREPAID EXPENSES                                                        345               7,772
                                                                  ---------         -----------

           Total assets                                             957,930          24,078,185
                                                                  ---------         -----------

                   LIABILITIES

PAYABLES FOR:

   Repurchases of fund's shares                                         -                10,909
   Purchase of investments                                              -               468,954
   Investment management fees                                           -                18,374
   Professional fees                                                    458              11,548
   Custodial fees                                                       408                 359
                                                                  ---------         -----------

           Total liabilities                                            866             510,144
                                                                  ---------         -----------

NET ASSETS AT DECEMBER 31, 1998: (equivalent to $14.14 per
   share for bond fund and $22.80 per share for equity fund, based on
   67,689 shares and 1,033,870 shares outstanding for bond and
   equity shares, respectively)                                   $ 957,064         $23,568,041
                                                                  =========         ===========

NET ASSETS CONSIST OF:

   Capital stock                                                  $ 922,363         $21,326,111
   Undistributed net investment income                                  -                   -
   Accumulated net realized loss on investments                         -            (1,714,937)
   Net unrealized appreciation on investments                        34,701           3,956,867
                                                                  ---------         -----------

NET ASSETS                                                        $ 957,064         $23,568,041
                                                                  =========         ===========



The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1998

                                                                               FUND

                                                                     BOND             EQUITY

INVESTMENT INCOME:

   Interest income                                               $   46,488         $    12,446
   Dividend income                                                      -               157,736
                                                                  ---------         -----------

           Total investment income                                   46,488             170,182
                                                                  ---------         -----------

EXPENSES:

   Investment management fees                                         7,848             206,484
   Administration fees                                               22,619              28,815
   Fund accounting fees                                              10,068              17,619
   Transfer agency fees                                              11,024              11,487
   Custodial fees                                                     2,562               2,840
   Professional fees                                                  1,479              37,955
   Trustee fees                                                         131               3,469
   Insurance expense                                                    141               3,181
                                                                  ---------         -----------

           Total expenses                                            55,872             311,850
           Less reimbursed expenses                                 (52,283)            (77,096)
                                                                  ---------         -----------
           Net expenses                                               3,589             234,754
                                                                  ---------         -----------

           Net investment income (loss)                              42,899             (64,572)
                                                                  ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

   Net realized gain (loss)                                             294          (1,629,590)
   Net unrealized gain                                               25,369           4,919,931
                                                                  ---------         -----------

           Net realized and unrealized gain on investments           25,663           3,290,341
                                                                  ---------         -----------


NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                     $   68,562          $3,225,769
                                                                  =========         ===========


The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEARS ENDED DECEMBER 31, 1998
                              AND DECEMBER 31, 1997


                                                                               FUND

                                                                     BOND             EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1998 -

OPERATIONS:

   Net investment income (loss)                                   $  42,899        $    (64,572)
   Net realized gain (loss) on investments                              294          (1,629,590)
   Net unrealized gain on investments                                25,369           4,919,931
                                                                  ---------         -----------

           Net increase in net assets resulting from operations      68,562           3,225,769
                                                                  ---------         -----------

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:

   Dividends from net investment income                             (39,727)                -
   Distributions from net realized gain on investments                  -                   -
                                                                  ---------         -----------

           Total dividends and distributions                        (39,727)                -
                                                                  ---------         -----------

FUND SHARE TRANSACTIONS:

   Proceeds from shares sold (26,858 and 212,466 shares in the
     bond and equity funds, respectively)                           378,457           4,543,920
   Proceeds from shares issued in reinvestment of net investment
      Income dividends and distributions of net realized gain on
      investments (2,830 shares in the bond fund)                    39,727                 -
   Cost of shares purchased (11,249 and 95,269 shares in the
      bond and equity funds, respectively)                         (156,431)         (1,988.934)

           Net increase in net assets resulting from fund
                share transactions                                  261,753           2,554,986
                                                                  ---------         -----------

TOTAL INCREASE IN NET ASSETS                                        290,588           5,780,755

NET ASSETS - beginning of year                                      666,476          17,787,286
                                                                  ---------         -----------

NET ASSETS - end of year                                          $ 957,064         $23,568,041
                                                                  =========         ===========



The accompanying notes are an integral part of these financial statements.

                              THE CANANDAIGUA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEARS ENDED DECEMBER 31, 1998
                              AND DECEMBER 31, 1997
                                   (continued)

                                                                               FUND

                                                                     BOND             EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1997 -

OPERATIONS:

   Net investment income (loss)                                  $   31,853       $      (2,152)
   Net realized gain (loss) on investments                             (107)          3,993,077
   Net unrealized gain (loss) on investments                         16,007          (1,742,549)
                                                                  ---------         -----------

           Net increase in net assets resulting from operations      47,753           2,248,376
                                                                  ---------         -----------

FUND SHARE TRANSACTIONS:

   Proceeds from shares sold (15,383 and 212,512 shares in the
      bond and equity funds, respectively)                          198,015           3,943,645
   Cost of shares purchased (6,114 and 54,499 shares in the
      bond and equity funds, respectively)                          (80,559)         (1,048,542)
                                                                  ---------         -----------

           Net increase in net assets resulting from fund
                 share transactions                                 117,456           2,895,103
                                                                  ---------         -----------

TOTAL INCREASE IN NET ASSETS                                        165,209           5,143,479

NET ASSETS - beginning of year                                      501,267          12,643,807
                                                                  ---------         -----------

NET ASSETS - end of year                                          $ 666,476         $17,787,286
                                                                  =========         ===========


The accompanying notes are an integral part of these financial statements.


                             THE CANANDAIGUA FUNDS
                              CANANDIAGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                             Market
                                                              Cost            Value
------------------------------------------------------------------------------------

INVESTMENT SECURITIES:

U.S. GOVERNMENT NOTES & BONDS
 25,000  US Treasury Note, 5.375%, July 31, 2000 ..........   $24,963        $25,273
 25,000  US Treasury Note, 6.250%, August 31, 2000 ........    24,957         25,633
 25,000  US Treasury Note, 6.125%, September 30, 2000 .....    24,989         25,617
 20,000  US Treasury Note,4.000%, October 31, 2000 ........    19,788         19,794
 30,000  US Treasury Note, 5.500%, December 31, 2000 ......    29,749         30,497
 25,000  US Treasury Note, 5.250%, January 31, 2001 .......    24,789         25,312
 30,000  US Treasury Note, 6.375%, March 31, 2001 .........    29,962         31,097
 25,000  US Treasury Note, 5.500%, February 28, 2003 ......    24,841         25,750
 25,000  US Treasury Note, 5.750%, April 30, 2003 .........    24,958         26,016
 25,000  US Treasury Note, 5.875%, February 15, 2004 ......    26,457         26,391
 30,000  US Treasury Note, 5.875%, November 15, 2005 ......    29,370         32,016
 25,000  US Treasury Note, 5.625%, February 15, 2006 ......    24,960         26,375
 40,000  US Treasury Note, 6.875%, May 15, 2006 ...........    40,072         45,225
 30,000  US Treasury Note, 7.000%, July 15, 2006 ..........    30,046         34,163
 40,000  US Treasury Note, 5.500%, February 15, 2008 ......    39,793         42,413
 25,000  US Treasury Note, 5.625%, May 15, 2008 ...........    25,350         26,672
                                                            ---------      ---------
        Total U.S. Government Notes & Bonds - 48.93% ......   445,044        468,244
                                                            ---------      ---------

CORPORATE BONDS
Capital Equipment - 4.27%
Aerospace & Military Technology
 15,000  Lockheed Martin Corporation,6.750%, March 15, 2003    15,727         15,585
Machinery Construction and Mining
 25,000  Caterpillar Corp., Inc., 6.000%, May 1, 2007 .....    23,985         25,322
                                                            ---------      ---------
                                                               39,712         40,907
                                                            ---------      ---------

Consumer Goods - 17.83%
Beverage & Tobacco
 20,000  Coca-Cola Company, 6.000%, July 15, 2003 .........    19,969         20,391
 25,000  Anheuser Busch, 6.750%, November 1, 2006 .........    25,126         26,184

Paper
 25,000  International Paper Company, 7.625%, August 1, 2004   26,692         26,751



The accompanying notes are an integral part of these financial statements.


                                      - 6 -




                             THE CANANDAIGUA FUNDS
                              CANANDIAGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                             Market
                                                              Cost            Value
------------------------------------------------------------------------------------
Consumer Goods (continued) -

Retail Trading
 25,000  Sears Roebuck & Company, 6.250%, January 15, 2004     23,898         25,708
 20,000  Wal-Mart Company, 6.375%, March 1, 2003 ..........    20,898         20,946

Specialty Chemicals
 25,000  Eastman Chemical Company, 6.375%, January 15, 2004    25,118         25,068

Multimedia
 25,000  Disney, Walt & Co. 5.800%, October 27, 2008 ......    23,367         25,633
                                                            ---------      ---------
                                                              165,068        170,681
                                                            ---------      ---------

Finance - 11.78%
Banking
 30,000  Citicorp, 6.750%, August 15, 2005 ................    30,741         31,538

Financial Services
 10,000  Ford Motor Credit Co., 6.850%, August 15, 2000 ...    10,003         10,222
 20,000  General Electric Capital Corp.
            5.500%, November 1, 2001 ......................    19,955         19,875
 20,000  Salomon Inc., 6.750%, August 15, 2003 ............    19,922         20,663
 30,000  Merrill Lynch & Co., Inc., 6.250%, October 15, 2008   29,711         30,393
                                                            ---------      ---------
                                                              110,332        112,691
                                                            ---------      ---------

Services - 10.80%
Telecommunications
 20,000  Pacific Bell, 6.250%, March 1, 2005 ..............    19,656         20,936
 30,000  LCI, 7.250%, June 15, 2007 .......................    30,799         30,853

Hotels and Motels
 25,000  Marriott Corp., 6.750%, December 15, 2003 ........    25,014         26,163

Waste Removal
 25,000  Waste Management Inc., 6.375%, December 1, 2003 ..    25,587         25,438
                                                            ---------      ---------
                                                              101,056        103,390
                                                            ---------      ---------

        Total Corporate Bonds - 44.68% ....................   416,168        427,669
                                                            ---------      ---------




The accompanying notes are an integral part of these financial statements.


                                      - 7 -




                             THE CANANDAIGUA FUNDS
                              CANANDIAGUA BOND FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                             Market
                                                              Cost            Value
------------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -                    93.61%       861,212        895,913
                                                            ---------      ---------

CASH AND CASH EQUIVALENTS -                       4.86%

 46,510  Canandaigua National Bank Collective
         Fixed Income .......................                  46,510         46,510
                                               ----------------------      ---------

TOTAL INVESTMENTS -                              98.47%      $907,722        942,423
                                                            =========

OTHER ASSETS LESS LIABILITIES -                   1.53%                       14,641
                                                ------                     ---------

NET ASSETS -                                    100.00%                     $957,064
                                                ======                     =========







The accompanying notes are an integral part of these financial statements.


                             THE CANANDAIGUA FUNDS
                            CANANDIAGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                       Market
Shares                                             Cost                 Value
--------------------------------------------------------------------------------

INVESTMENT SECURITIES:

         COMMON STOCKS

         AUTOMOTIVE - 3.55%
 10,000  Ford Motor Company ...................   $456,040              $586,875
 10,000  Tower Automotive Inc .................    223,526               249,375 *
                                                ----------            ----------
                                                   679,566               836,250
                                                ----------            ----------



         BROKERAG - 5.21%
 12,000  Merrill Lynch & Co Inc ...............    645,410               801,000
  6,000  Morgan Stanley Dean Witter & Co ......    399,100               426,000
                                                ----------            ----------
                                                 1,044,510             1,227,000
                                                ----------            ----------


         COMPUTERS - 5.87%
 33,000  Compaq Computer Corp .................    992,268             1,383,937
                                                ----------            ----------


         CAPITAL GOODS & CONGLOMERATE - 4.33%
 10,000  General Electric Co ..................    893,716             1,020,625
                                                ----------            ----------

         CONSUMER GOODS - HOUSEHOLD
         PRODUCTS - 0.79%
  2,000  Colgate-Palmolive Co. ................    170,720               185,750
                                                ----------            ----------


         DRUGS - 6.84%
  2,500  Bristol-Meyers Squibb Co .............    252,293               334,530
 12,000  Elan Corp PLC-Spons ADR ..............    766,552               834,750 *
  3,000  Merck & Co Inc .......................    348,864               443,063
                                                ----------            ----------
                                                 1,367,709             1,612,343
                                                ----------            ----------


         ELECTRONICS - 2.65%
 10,000  Sanmina Corp .........................    215,395               625,000 *
                                                ----------            ----------


         FINANCIAL - 5.65%
  8,000  Chase Manhattan Corp .................    385,820               544,500
  5,000  J.P. Morgan & Co Inc .................    439,546               525,312
  3,000  Northern Trust Corp ..................    213,604               261,938
                                                ----------            ----------
                                                 1,038,970             1,331,750
                                                ----------            ----------



The accompanying notes are an integral part of these financial statements.


                                      - 9 -



                             THE CANANDAIGUA FUNDS
                            CANANDIAGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                       Market
Shares                                             Cost                 Value
--------------------------------------------------------------------------------

         HEALTHCARE - 1.00%
  8,000  Total Renal Care Holdings Inc ........    216,820               236,500 *
                                                ----------            ----------


         INSURANCE - 1.99%
  8,000  Marsh & McLennan Cos .................    468,954               467,500
                                                ----------            ----------


         MISCELLANEOUS - 3.61%
  5,000  Deere & Co ...........................    167,073               165,625
  4,000  Procter & Gamble .....................    338,670               365,250
 17,000  Timken Co ............................    285,408               320,875
                                                ----------            ----------
                                                   791,151               851,750
                                                ----------            ----------


         OIL FIELD SERVICE - 1.26%
 10,000  Halliburton Co. ......................    329,570               296,250
                                                ----------            ----------


         POWE - 3.02%
 15,000  AES Corp .............................    619,978               710,625 *
                                                ----------            ----------


         PUBLISHING/VIDEO/BROADCASTING - 1.08%
  5,000  Knight Ridder Inc ....................    253,958               255,625
                                                ----------            ----------


         RESTAURANT - 1.96%
 10,000  Cracker Barrel Old Country Store Inc .    280,353               233,125
  3,000  McDonalds Corp .......................    189,060               229,875
                                                ----------            ----------
                                                   469,413               463,000
                                                ----------            ----------


         RETAIL - 7.97%
 17,000  Circuit City .........................    623,078               848,938
 10,000  Dayton Hudson Corp ...................    428,760               542,500
 14,000  Nordstrom Inc ........................    486,170               485,625
                                                ----------            ----------
                                                 1,538,008             1,877,063
                                                ----------            ----------


         SEMICONDUCTOR - 6.33%
  4,000  Intel Corp ...........................    386,115               474,250
  5,500  Texas Instruments Inc ................    338,581               470,594
 12,000  Vitesse Semiconductor Corp ...........    369,540               547,500 *
                                                ----------            ----------
                                                 1,094,236             1,492,344
                                                ----------            ----------



The accompanying notes are an integral part of these financial statements.

                                     - 10 -



                             THE CANANDAIGUA FUNDS
                            CANANDIAGUA EQUITY FUND
                          SCHEDULE OF FUND INVESTMENTS
                               December 31, 1998

                                                                       Market
Shares                                             Cost                 Value
--------------------------------------------------------------------------------

         SEMICONDUCTOR CAPITAL EQUIPMENT - 5.95%
 14,000  Applied Materials ....................    579,790               597,625 *
  6,000  Dupont Photomask Inc .................    248,870               254,625 *
 13,000  Teradyne Inc .........................    473,046               550,876 *
                                                ----------            ----------
                                                 1,301,706             1,403,126
                                                ----------            ----------


         SERVICES - 5.52%
 15,000  Metamor Worldwide Inc ................    362,946               375,000 *
 18,000  Paychex Inc ..........................    803,270               925,875
                                                ----------            ----------
                                                 1,166,216             1,300,875
                                                ----------            ----------


         SPECIALTY FINANCE - 8.05%
 10,000  Capital One Financial ................    898,935             1,150,000
 30,000  MBNA Corp ............................    664,108               748,125
                                                ----------            ----------
                                                 1,563,043             1,898,125
                                                ----------            ----------

         TELECOMMUNICATIONS - 12.74%
 20,000  Frontier Corp ........................    539,540               680,000
 17,000  MCI Worldcom Inc .....................    790,093             1,219,750 *
  4,000  SBC Communications Inc ...............    172,228               214,500
 60,000  US Lec Corp Cl A .....................    968,920               888,750 *
                                                ----------            ----------
                                                 2,470,781             3,003,000
                                                ----------            ----------


         TELECOMMUNICATION EQUIPMENT - 1.75%
                                     ------
  6,000  Tellabs Inc ............                  246,258               411,375 *
                                                ----------            ----------

TOTAL COMMON STOCKS -                 97.12%    18,932,946            22,889,813
                                                ----------            ----------


CASH AND CASH EQUIVALENTS -            2.54%
                                     ------
598,668  Canandaigua National Bank
         Collective Equity Fund ....               598,668               598,668
                                                ----------            ----------

TOTAL INVESTMENTS -                   99.66%   $19,531,614            23,488,481
                                               ===========

OTHER ASSETS LESS LIABILITIES -        0.34%                              79,560
                                    -------                           ----------

NET ASSETS -                         100.00%                         $23,568,041
                                    =======                         ============

* Non-Income producing securities



The accompanying notes are an integral part of these financial statements

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)    ORGANIZATION

       The Canandaigua Funds (the Fund) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund offers two no-load mutual funds: the Canandaigua Equity Fund ("Equity Fund"), which seeks long term growth of asset values through capital appreciation and dividend income, and the Canandaigua Bond Fund ("Bond Fund"), which seeks to earn a high level of current income with consideration also given to safety of principal.

       From inception in September, 1992 through February 9, 1998, the Fund was designed solely for the investment of retirement funds held in certain qualified trusts. Effective February 9, 1998, the Fund was reorganized on a tax free basis from a collective investment trust to a Delaware business trust. Among other things, this change enabled the Fund to expand its shareholders from certain qualified individual retirement trust accounts, to the general public.


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       USE OF ESTIMATES -

       The financial statements have been prepared in conformity with generally accepted accounting principles and, as such, include amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.

       CASH AND CASH EQUIVALENTS -

       Interest bearing cash accounts are considered cash equivalents.

       VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION -

       Investments consist of debt and equity investment securities of the United States (U.S.) government and of corporations whose securities are traded

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION - (continued)

       on recognized U.S. securities exchanges. Investment securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices on that date. The market value of investment securities is subject to daily fluctuations. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Effective January 1, 1998, any purchase premiums or discounts are amortized in investment interest ratably over the term of an investment security with a remaining maturity over 60 days. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Supervisory Committee of the Fund.

       The fair value of receivables for sale of investments and payables for purchase of investments are based on fair values as of the date of sale or purchase of the investment security.

       The estimated fair value of individual investment securities held at December 31, 1998 are disclosed in the accompanying Schedule of Fund Investments.

       As is customary in the industry, securities transactions are recorded no later than the first business day after the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date.

       Realized gains and losses on sales of securities are calculated on the identified cost basis.

       Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid at least annually. Through February 9, 1998, when the Fund operated solely as a collective investment trust, dividend

                             THE CANANDAIGUA FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION - (continued)

       distributions were not relevant for tax compliance purposes. For the year ended December 31, 1998, $39,727 of reinvested dividends were declared and distributed to shareholders of the Bond Fund.

       INCOME TAXES -

        It is the policy of the Fund to comply with applicable requirements of the Internal Revenue Code. Effective February 9, 1998, the Fund began accepting investments attributable to sources other than individual retirement trust accounts. As a result, net investment income and net realized gains on investments beginning in fiscal 1998 from February 9, 1998 forward, is taxable to the Fund if not substantially distributed annually to its shareholders. It has been the practice, policy and future intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its annual net taxable income, including any net realized gains on investments, to its shareholders. Accordingly, there was no income tax provision recorded for the Fund as of December 31, 1998. In addition, in connection with the Fund reorganization, accumulated net investment income (loss) of $3,861 in the Bond Fund and $ (285) in the Equity Fund and accumulated net realized gain (loss) of investments of $3 in the Bond Fund and $85,347 in the Equity Fund as of February 9, 1998, were transferred to additional paid-in capital.

        Prior to February 9, 1998, the Fund was exempt from Federal income tax under Section 408 (e) of the Internal Revenue Code with respect to interests in the Fund which are attributable to individual retirement trust accounts maintained in conformity with Section 408 (e) of the Internal Revenue Code, and exempt from Federal income tax under Section 501 (a) of the Internal Revenue Code with respect to interests in the Fund which are attributable to pension or profit-sharing trusts (including those benefiting self-employed individuals) maintained in conformity with Section 401 (a) of the Internal Revenue Code. The Fund was also not subject to taxation in New York State for these qualified interests. For Federal income tax purposes, income earned by the Fund for these qualified interests was not taxable to participating trusts or participants until a

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


(2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        INCOME TAXES - (continued)

        participant receives a distribution from the Fund. Withdrawals from the Fund which are paid to participating trusts can be made at any time by participating trusts without penalty and without the amount withdrawn being subject to Federal income tax. Differences between financial and tax bases methods of reporting transactions of the Fund are not significant.

        VALUATION OF SHARES -

        The Declaration of Trust provides that the Fund may issue an unlimited number of shares of beneficial interest without par value. Currently, the Fund is offering shares in a Bond Fund and an Equity Fund. The shares are voting, non-assessable and have no preemptive rights or preferences as to conversion, exchange, dividends or retirement. The net asset value per share of each fund is determined by dividing the total value of the fund's net assets by the number of outstanding shares of the fund. The net asset values per share in the accompanying financial statements are calculated in consideration of all purchases and sales transacted during the period. Share purchases are recorded when an investor's request for a share purchase is accepted and share distributions are recorded when an investor's request for distribution is received. Accordingly, any accepted share purchase obligations for which cash has not yet been received are reflected as a receivable for sale of fund's shares and any approved distribution requests for which cash has not yet been disbursed are reflected as a payable for repurchases of fund's shares in the accompanying statement of assets and liabilities.


(3)     AGREEMENTS

        The Canandaigua National Bank and Trust Company (the Company) is the investment advisor and sponsor of the Fund. The individual portfolio managers of the Fund are also officers of the Company. Subject to the direction of the Supervisory Committee of the Fund, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


(3)     AGREEMENTS (continued)

        affairs of the Fund. The Fund has entered into an Investment Management Agreement with the Company. Under the terms of the agreement, the Company will manage the investment of the assets of each fund in conformity with the stated objectives and policies of that fund. For these services, the Fund will pay investment management fees to the Company, at the rate of 1% of assets annually of each fund. In April, 1994, however, the Supervisory Committee authorized a temporary reduction of this fee for the bond fund to .5%. On July 9, 1997, the Supervisory Committee authorized a temporary suspension of the total investment management fee it pays for the bond fund. These rate reductions resulted in a savings to the bond fund of $7,848 for the year ended December 31, 1998.

        The Fund has an administrative service agreement with American Data Services, Inc. (ADS), for a three year period beginning December, 1997. Monthly fees are based on a greater of: (1) a sliding scale of $1,500 for a fund with average net assets of under $5 million to $2,500 for a fund with net assets of $20 million or more: or (2) 1/12 of 0.012% of the average net assets of a fund for the month. These fees, $51,434 for the year ended December 31, 1998, have historically been paid by the Company.

        In December, 1997, the Fund entered into a fund accounting agreement with ADS for a three year period to calculate and transmit the Fund's net asset value and maintain and keep current all books and records of the Funds as required by Rule 31a-1 under the 1940 Act. Monthly fees are based on the greater of; (1) a sliding scale of $800 for a fund with average net assets of under $10 million to $1,400 for a fund with net assets of $25 million to $30 million; or (2) 1/12 of 2.75 basis points on nets assets in excess of $30 million. These fees, $27,687 for the year ended December 31, 1998, have historically been paid by the Company.

        In December, 1997, the Fund entered into a transfer agency agreement with ADS for a three year period to provide a shareholder record keeping and reporting services and to act as the dividend disbursing agent for the Fund. Monthly fees consist of a minimum of $900 maintenance fee plus various transaction fees. The fees, $22,511, for the year ended December 31, 1998, have historically been paid by the Company.

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



(3)     AGREEMENTS (continued)

        The Northern Trust Company acts as a custodian of the assets of the Fund. Custodial fees paid by the Fund are based on an agreed fee schedule for asset holdings and transactions.

        The Company has also historically assumed expenses, other than primarily custodial and audit, incurred in the administration of the Fund. During the year ended December 31, 1998, the Company assumed approximately $16,300 of professional fees related to certain statutory filings of the Fund and approximately $3,600 of Board of Trustee fees and expenses for board and committee meeting attendance.

        The Company will reimburse the Fund for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Fund's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Fund imposed by the securities laws of any state in which the shares of the Fund are sold.

        The Company, as sponsor of the Fund, paid approximately $28,700 of legal expenses in 1998 incurred primarily in connection with the reorganization of the Fund. In addition, in December 1997 the Company entered into a three year ninety day cancelable distributor agreement with ADS Distributors, Inc. to act as the principal underwriter and distributor of the Fund's shares. The annual 1998 fee for these services of $22,750 plus expenses was paid by the Company.

        Fees with ADS and ADS Distributors, Inc. are subject to annual increases based on a defined increase in the Consumer Price Index for the Northeast region.


(4)     PURCHASES AND SALES OF SECURITIES

        During the year ended December 31, 1998, purchases and sales of investment securities, excluding cash and cash equivalent, amounted to the following:

                              THE CANANDAIGUA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


(4)     PURCHASES AND SALES OF SECURITIES (continued)


                                                     FUND
                                         ----------------------------
                                          BOND              EQUITY

         Purchases                       $284,292         $66,751,546
                                         ========         ===========

         Sales                          $  70,308         $64,858,698
                                        =========         ===========

        Purchases and sales of government securities included in the Bond Fund amounts were $211,072 and $70,308, respectively. All other purchases and sales in the Bond Fund and Equity Fund were of investment securities, excluding government securities. Transaction fees paid during the year ended December 31, 1998 to the Company and The Northern Trust Company in the amount of approximately $4,300 and $5,200 respectively, were recorded as an adjustment to the basis of the related securities in the amount of approximately $9,200 in the Equity Fund and $300 in the Bond Fund.

        UNREALIZED GAINS (LOSSES) ON INVESTMENTS -

        As of December 31, 1998, gross unrealized gains (losses) on investments with a cost of $861,212 in the Bond Fund and $18,932,946 in the Equity Fund are as follows:


                                                     FUND
                                         ----------------------------
                                          BOND              EQUITY

        Gross unrealized gains         $ 35,18             $4,121,031

        Gross unrealized (losses)         (487)              (164,164)
                                     ---------           ------------

        Net unrealized gain           $ 34,701             $3,956,867
                                    ==========             ==========


                              THE CANANDAIGUA FUNDS
                              CANANDAIGUA BOND FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA


                         FOR THE YEARS ENDED DECEMBER 31
                                                             1998             1997            1996            1995          1994
                                                            -----             ----            ----            ----          ----

PER SHARE DATA:
  (For a share outstanding throughout
     each period)

  Net Asset Value, beginning of
    Period                                              $     13.53         $  12.54          $12.25          $10.01        $10.48
                                                        -----------         --------          ------          ------        ------

  Income (Loss) From Investment Operations -
     Net investment income (a)                                 0.77             0.70            0.62            0.81          0.62
     Net realized and unrealized gain (loss)
       on investments                                          0.45             0.29           (0.33)           1.43         (1.09)
                                                        -----------         --------          ------          ------        ------
     Total income (loss) from investment
       operations                                              1.22             0.99            0.29            2.24         (0.47)
                                                        -----------         --------          ------          ------        ------
    Less Distributions (b)
     Dividends from net investment
       income                                                 (0.61)
     Distributions from net realized
       Gains                                                      -
                                                        -----------
     Total distributions                                      (0.61)
                                                        -----------


     Net Asset Value, end of period                        $  14.14        $  13.53        $  12.54        $  12.25       $  10.01
                                                        ===========       =========       =========       =========      =========
     Total Return (c)                                          9.05%           7.89%           2.37%          22.38%        (4.48%)
                                                        ===========       =========       =========       =========      =========

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period
     (000 omitted)                                         $    957        $    666        $    501        $    408       $   298
   Ratio of  Net Expenses to Average
     Net Assets (a)                                            0.46%           0.77%           1.09%           0.89%         0.77%
   Ratio of Gross Expenses to Average
     Net Assets (a)                                            7.13%           3.19%           4.15%           1.03%         0.95%
   Ratio of Net Investment Income
     to Average Net Assets                                     5.47%           5.38%           5.17%           7.11%         6.16%
   Portfolio Turnover Rate                                     9.04%           8.44%          30.46%          14.13%        24.45%


(a) The investment management fees for the Bond Fund were reduced from 1% to .5% of assets annually from April, 1994 through July, 1997 and to zero from August 1, 1997 through December 31, 1998. In addition, during the periods presented, certain administrative expenses of the Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Fund. The resulting per share savings to the Bond Fund related to these fees and expenses were $.94, $ .31 , $.37 ,$.02 and $ .02 for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust.

(c)   Assumes reinvestment of dividends and capital gains distribution, if any.



The accompanying notes are an integral part of these financial statements.


                              THE CANANDAIGUA FUNDS
                             CANANDAIGUA EQUITY FUND
              SELECTED PER-SHARE DATA AND RATIOS/SUPPLEMENTAL DATA



                         FOR THE YEARS ENDED DECEMBER 31
                                                              1998          1997           1996          1995          1994
                                                              ----          ----           ----          ----          ----
PER SHARE DATA:
  (For a share outstanding throughout
     each period)

     Net Asset Value, beginning of
       Period                                           $     19.40        $  16.67          $13.71          $10.89         $10.85
                                                        -----------         --------          ------          ------        ------

     Income (Loss) From Investment Operations -
        Net investment income (loss) (a)                      (0.06)             -             0.01            0.04           0.07
        Net realized and unrealized gain (loss)
          on investments                                       3.46            2.73            2.95            2.78          (0.03)
                                                        -----------         --------          ------          ------        ------
        Total income (loss) from investment
          operations                                           3.40            2.73            2.96            2.82           0.04
                                                        -----------         --------          ------          ------        ------
        Less Distributions (b)
           Dividends from net investment
              income                                             -
           Distributions from net realized
              Gains                                              -
                                                        -----------
               Total distributions                               -
                                                        -----------


     Net Asset Value, end of period                       $   22.80        $  19.40        $  16.67        $  13.71       $  10.89
                                                        ===========       =========       =========       =========      =========
     Total Return (c)                                         17.53%          16.38%          21.59%          25.90%          0.37%
                                                        ===========       =========       =========       =========      =========

  RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period
        (000 omitted)                                    $   23,568        $ 17,787       $  12,644         $ 8,433       $  5,777
     Ratio of  Net Expenses to Average
        Net Assets (a)                                         1.14%           1.15%           1.12%           1.11%          1.09%
     Ratio of Gross Expenses to Average
         Net Assets (a)                                        1.50%           1.44%           1.57%           1.25%          1.27%
     Ratio of Net Investment Income
         to Average Net Assets                                 (.31%)          0.00%           0.03%           0.32%          0.69%
     Portfolio Turnover Rate                                 314.28%         398.23%          337.27%        375.30%        234.81%


(a) During the periods presented, certain administrative expenses of the Equity Fund, other than primarily custodial and audit fees, have been assumed by the investment manager of the Equity Fund, resulting in per share savings of $.08, $ .05 , $ .07, $.02 and $.02 for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(b) Dividend distributions were not relevant for tax compliance purposes prior to February 9, 1998 when the Fund operated solely as a collective investment trust. There have been no Equity Fund dividends declared or distributed through December 31, 1998.

(c) Assumes reinvestment of the dividends and capital gains distribution, if any.




The accompanying notes are an integral part of these financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Board of Directors
The Canandaigua Funds


We have audited the accompanying statement of assets and liabilities, including the schedule of fund investments, of The Canandaigua Funds (The Fund previously Canandaigua National Collective Investment Fund for Qualified Trusts; comprised of the Bond and Equity Funds), as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the selected per-share data and ratios/supplemental data for the years ended December 31, 1998, 1997, 1996, 1995 and 1994. These financial statements and per-share data and ratios/supplemental data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios/supplemental data referred to above present fairly, in all material respects, the financial position of each of the respective funds of The Canandaigua Funds as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for the years ended December 1998 and 1997, and the selected per-share data and ratios/supplemental data for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, in conformity with generally accepted accounting principles.


MORGA, JONES & HUFSMITH, P.C.

Canandaigua, New York
January 15, 1999